SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 31, 1997



                         NORTHEAST INDIANA BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)



     Delaware                       0-26012                        35-1948594
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  (State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                    Number)



             648 North Jefferson Street, Huntington, Indiana 46750
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              (Address of principal executive offices) (Zip Code)


                                 (219) 356-3311
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               Registrant's telephone number, including area code


                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events

Northeast Indiana Bancorp, Inc. (the "Registrant") issued a press release dated January 29, 1998, attached hereto as Exhibit 28.1 announcing Cash Dividends and Fourth Quarter Earnings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                         Exhibit 28.1 Press Release dated January 29, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.



Date: January 29, 1998              By:    /s/Stephen E. Zahn
                                           ------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer